UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 20, 2005

Nextel Partners, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29633	91-1930918

(Commission File Number)	(IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033

(Address of Principal Executive Offices) (Zip Code)

(425) 576-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On June 20, 2005, Nextel Partners, Inc. (the “Company”) announced that it had earned top honors as the most profitable information-technology company in the U.S. based on the Company’s return on equity, according to BusinessWeek’s Information Technology 100 feature in its June 20 issue. The magazine researched approximately 500 publicly-traded IT companies in eight industry categories, and ranked the top 100 based on four criteria: revenue, revenue growth, return on equity and shareholder return. The Company outpaced the group with an 81.3 percent return on equity during the most recent 12-month period ending March 31, 2005. A copy of the Company’s press release with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     The information presented in the attached press release includes financial information prepared in accordance with generally accepted accounting principles in the U.S., or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including return on equity. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As described more fully in the schedule attached to the press release, management believes this non-GAAP measure provides meaningful additional information about our performance. The non-GAAP financial measure should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. A reconciliation from GAAP results to the non-GAAP financial measure is provided in the schedule attached to the press release.

Item 9.01 Financial Statements and Exhibits.

     (c) The following exhibit is furnished with this Form 8-K pursuant to Item 2.02:

Exhibit No.	Description
99.1	Press release, dated June 20, 2005, issued by Nextel Partners, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: June 20, 2005	By:	/s/ John Chapple

John Chapple
President, Chief Executive Officer and Chairman of the Board